Exhibit 10.2

SECOND AMENDMENT

SECOND AMENDMENT, dated as of May 27, 2021 (this “Agreement”), to that certain Credit Agreement, dated as of February 9, 2012, as amended and restated as of May 30, 2012, as further amended and restated as of May 31, 2013, as amended by the First Amendment dated as of May 18, 2015, as amended by the Replacement Term Loan Amendment dated as of November 2, 2016, as amended by the 2017 Replacement Term Loan Amendment dated as of May 11, 2017, as amended by the 2017-2 Replacement Term Loan Amendment dated as of December 8, 2017, as amended by the 2018 Replacement Term Loan Amendment dated as of June 8, 2018 and as amended by the 2019 Replacement Term Loan Amendment dated as of December 13, 2019 (the “Credit Agreement”), among Generac Acquisition Corp., a Delaware corporation (“Holdings”), Generac Power Systems, Inc., a Wisconsin corporation (the “Borrower”), the several lenders from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents and parties party thereto.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has requested that the Lenders effect certain modifications to the Credit Agreement as described herein (the Credit Agreement, as so modified hereby, the “Amended Credit Agreement”); and

WHEREAS, the Lenders party hereto, which such Lenders constitute Required Lenders, and the Administrative Agent are willing to agree to this Agreement on the terms set forth herein;

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

SECTION 1.    Definitions. Except as otherwise defined herein, all capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Amended Credit Agreement.

SECTION 2.    Amendments to the Credit Agreement. The Credit Agreement is hereby amended, effective as of the Effective Date, as follows:

2.1.    Amendments to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:

(a)          The definition of “Incremental ABL Commitments” is hereby amended by deleting the amount “$100.0 million” and substituting in lieu thereof the amount “$200.0 million”.

(b)          The definition of “Cash Management Obligations” is hereby amended and restated as follows:

‘“Cash Management Obligations” shall mean obligations owed by the Borrower and the Restricted Subsidiaries in respect of any overdraft and related liabilities arising from treasury and treasury management services, cash management services, uncommitted bilateral working capital lines of Foreign Subsidiaries, credit cards or any automated clearing house transfer of funds.”

(c)          Clause (i) of the definition of “Consolidated Net Income” is hereby amended and restated as follows:

“(i) any net after-tax (A) extraordinary, (B) nonrecurring or (C) unusual gains or losses or income or expenses (less all fees and expenses relating thereto) including, without limitation, any severance expenses, and fees, expenses or charges related to any offering of Equity Interests of any Parent Entity or the Borrower, any Investment or Indebtedness permitted to be incurred hereunder or refinancings thereof (in each case, whether or not successful), including any such fees, expenses or charges related to the Transactions (including any Transaction Costs), the Second Amendment (including any repayment of any Loans in connection therewith), and/or the amendment, restatement, amendment and restatement, modification or supplement of the ABL Loan Documents occurring substantially simultaneously with the Second Amendment, in each case, shall be excluded,”

(d)          Clause (vi) of the definition of “EBITDA” is hereby amended and restated as follows:

“(vi) Transaction Costs, fees, costs and expenses related to the Second Amendment (including any repayment of any Loans in connection therewith) and/or the amendment, restatement, amendment and restatement, modification or supplement of the ABL Loan Documents occurring substantially simultaneously with the Second Amendment, and fees, costs and expenses incurred directly in connection with any transaction, including any Investment, equity issuance, debt issuance, refinancing or Disposition (in each case, (A) not prohibited under this Agreement and (B) whether or not consummated) during such period,”

(e)          The definition of “Excluded Accounts” is hereby amended and restated as follows:

‘“Excluded Accounts” shall mean (x) a Deposit Account (i) which is used for the sole purpose of making payroll and withholding tax payments related thereto and other employee wage and benefit payments and accrued and unpaid employee compensation (including salaries, wages, benefits and expense reimbursements), (ii) which is used for paying taxes, including sales taxes, (iii) which is used as an escrow account or as a fiduciary or trust account, (iv) which, individually or together with any other Deposit Accounts that are Excluded Accounts pursuant to this clause (iv), has an average daily balance for any fiscal month of less than $3 million or (v) that is a zero balance account and (y) the Net Proceeds Pledged Account.”

(f)          The definition of “Excluded Subsidiary” is hereby amended by (x) deleting “and” immediately before clause (g) therein and substituting in lieu thereof “,” and (y) adding the following text immediately after clause (g) therein “and (h) any Warranty Subsidiary to the extent the total assets of all such Warranty Subsidiaries do not exceed $75.0 million in the aggregate (it being understood that in the event that total assets of all Warranty Subsidiaries exceeds $75.0 million in the aggregate, (i) such Warranty Subsidiaries shall no longer constitute Warranty Subsidiaries to be excluded as Warranty Subsidiaries until such $75.0 million threshold is met and (ii) to the extent not otherwise excluded as a Subsidiary Loan Party, shall comply with the Collateral and Guarantee Requirement)”.

(g)          The following new definitions shall be inserted in their proper alphabetical order:

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“Second Amendment” shall mean the Second Amendment, dated as of the Second Amendment Effective Date, among Holdings, the Borrower, the other Loan Parties party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

“Second Amendment Effective Date” shall mean May 27, 2021.

“Warranty Subsidiary” shall mean any Subsidiary of the Borrower formed to offer and administer extended warranty programs in respect of products manufactured by the Borrower or any of its Subsidiaries.

2.2.    Amendment to Section 2.11(a). Section 2.11(a) of the Credit Agreement is hereby amended by deleting the text “the date that is the six-month anniversary of the 2019 Replacement Term Loan Amendment Effective Date” and substituting in lieu thereof the text “the date that is the six-month anniversary of the Second Amendment Effective Date (but excluding the optional prepayment made on the Second Amendment Effective Date)”.

2.3.    Amendment to Section 5.09(b). Section 5.09(b) of the Credit Agreement is hereby amended by deleting the amount “$5.0 million“ and substituting in lieu thereof the amount “$20.0 million”.

2.4.    Amendment to Section 5.09(c). Section 5.09(c) of the Credit Agreement is hereby amended by deleting the amount “$5.0 million“ and substituting in lieu thereof the amount “$20.0 million”.

2.5.    Amendment to Section 5.09(g). Section 5.09(g) of the Credit Agreement is hereby amended by deleting the amount “$5.0 million“ and substituting in lieu thereof the amount “$20.0 million”.

2.6.    Amendment to Section 6.01(j). Section 6.01(j) of the Credit Agreement is hereby amended by deleting the text “the ABL Credit Agreement in an aggregate outstanding principal (or committed) amount not to exceed $300.0 million” and substituting in lieu thereof the text “the ABL Credit Agreement in an aggregate outstanding principal (or committed) amount not to exceed $500.0 million”.

SECTION 3.    Effectiveness. This Agreement shall become effective as of the date (the “Effective Date”) on which the conditions set forth below have been satisfied:

3.1.    The Administrative Agent (or its counsel) shall have received from (i) the Borrower and Holdings and (ii) Lenders constituting Required Lenders either (x) a counterpart of this Agreement signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include fax or other electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

3.2.    The Administrative Agent shall have received a certificate of a Responsible Officer of Holdings or the Borrower attaching that certain Third Amended and Restated Credit Agreement, dated as of the date hereof (the “ABL Credit Agreement”), among Holdings, the Borrower, the subsidiaries of the Borrower party thereto as borrowers, Bank of America, N.A., as administrative agent thereunder and the lenders party thereto, and certifying that such ABL Credit Agreement is effective.

3.3.    The Administrative Agent shall have received satisfactory evidence that the Borrower shall have optionally prepaid (or substantially simultaneously with the occurrence of the Effective Date shall optionally prepay) not less than $50.0 million of the Term Loans in accordance with Section 2.11 of the Credit Agreement.

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3.4.    The Administrative Agent shall have received (or substantially simultaneously with the occurrence of the Effective Date shall receive) all fees payable thereto or to any Lender on or prior to the Effective Date and, to the extent invoiced, all other amounts due and payable pursuant to the Loan Documents on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP) required to be reimbursed or paid by the Loan Parties under the Credit Agreement or under any other Loan Document.

3.5.    To the extent requested by the Administrative Agent not less than two (2) days prior to the Effective Date, the Administrative Agent shall have received, at least one (1) day prior to the Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act.

Each Lender, by delivering its signature page to this Agreement shall be deemed to have acknowledged receipt of and consented to and approved each Loan Document and each other document required to be approved by the Administrative Agent or any Lender, as applicable, on the Effective Date.

SECTION 4.    Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each of the Reaffirming Parties represents and warrants to each of the Lenders and the Administrative Agent that:

4.1.    This Agreement has been duly authorized, executed and delivered by it and this Agreement and the Amended Credit Agreement constitute its valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

4.2.    (a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct to the extent set forth therein on and as of the Effective Date as if made on such date except to the extent any such representation and warranty is expressly made only as of a prior date, in which case such representation and warranty shall have been true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such prior date and (b) no Default or Event of Default has occurred and is continuing or would result from this Agreement on the Effective Date.

SECTION 5.    Effect of Amendment.

5.1.    Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement, the Amended Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances. It is the intent of the parties hereto, and the parties hereto agree, that this Agreement shall not constitute a novation of the Credit Agreement, any other Loan Document or any of the rights, obligations or liabilities thereunder.

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5.2.    On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Amended Credit Agreement. This Agreement shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

SECTION 6.    General.

6.1.     GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

6.2.    Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with the preparation, negotiation and execution of this Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent in accordance with Section 9.05 of the Amended Credit Agreement.

6.3.    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of any executed counterpart of a signature page of this Agreement by telecopy or email transmission shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

6.4.    Headings. Article and Section headings are used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

GENERAC ACQUISITION CORP.
GENERAC POWER SYSTEMS, INC.
MAC, INC.
CHP HOLDINGS, INC.
COUNTRY HOME PRODUCTS, INC.
ROUTE 22A & 1 MAIN LLC

By:	/s/ York A. Ragen
Name:	York A. Ragen
Title:	Chief Financial Officer

GENERAC MOBILE PRODUCTS, LLC

By:	/s/ Aaron P. Jagdfeld
Name:	Aaron P. Jagdfeld
Title:	President

PIKA ENERGY, INC.

By:	/s/ York A Ragen
Name:	York A. Ragen
Title:	Treasurer

POWER MANAGEMENT HOLDINGS (U.S.), INC.
ENBALA POWER NETWORKS (USA) LLC

By:	/s/ Joe Kavalary
Name:	Joe Kavalary
Title:	Vice President and Treasurer

ENBALA U.S. POWER INC.

By:	/s/ James Carr
Name:	James Carr
Title:	Secretary and Treasurer

Signature Page to Second Amendment

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Ben Gilfillan
Name: Ben Gilfillan
Title: Managing Director

Signature Page to Second Amendment

AJ BB Loan Fund 2018
as a Lender
By: Apollo Capital Management, L.P., its investment manager
By: Apollo Capital Management GP, LLC, its general partner

By:	/s/ Lacary Sharpe
Name: Lacary Sharpe
Title: Vice President

Signature Page to Second Amendment

Ameriprise Certificate Company
as a Lender

By:	/s/ Jerry R. Howard
Name: Jerry R. Howard
Title: Assistant Vice President

Signature Page to Second Amendment

APIDOS CLO XXI
as a Lender
By:	Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

Signature Page to Second Amendment

Apollo Bank,
as a Lender

By:	/s/ Rasiel Santana
Name: Rasiel Santana
Title: VP, Credit Team Leader

Signature Page to Second Amendment

Ares Loan Trust 2011
as a Lender
BY: ARES MANAGEMENT LLC, ITS
NVESTMENT MANAGER

By:	/s/ Charles Williams
Name: Charles Williams
Title: Authorized Signatory

Signature Page to Second Amendment

Ares Loan Trust 2016
as a Lender
BY:	Ares Management LLC, as Investment Manager

By:	/s/ Charles Williams
Name: Charles Williams
Title: Authorized Signatory

Signature Page to Second Amendment

Ballyrock CLO 2019-2 Ltd.
as a Lender
By:	Ballyrock Investment
Advisors LLC, as Collateral Manager

By:	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

Signature Page to Second Amendment

THE BANK OF EAST ASIA LIMITED, as a Lender

By:	/s/ James Hua
Name: James Hua
Title: Senior Vice President

By:	/s/ Chong Tan
Name: Chong Tan
Title: Senior Vice President

Signature Page to Second Amendment

Brighthouse Life Insurance Company of NY, as a Lender
By:	Brighthouse Services, LLC as adviser
By:	Barings LLC as Investment Adviser

By:	/s/ Megan Pigueroa
Name: Megan Pigueroa
Title: Director

BRIGHTHOUSE LIFE INSURANCE COMPANY, as a Lender
By:	Brighthouse Services, LLC as adviser
By:	Barings LLC as Investment Adviser

By:	/s/ Megan Pigueroa
Name: Megan Pigueroa
Title: Director

BEL-AIR LOAN FUND LLC, as a Lender
By:	Barings LLC as Investment Adviser

By:	/s/ Megan Pigueroa
Name: Megan Pigueroa
Title: Director

BROWN BROTHERS HARRIMAN TRUST COMPANY (CAYMAN) LIMITED acting solely in its capacity as Trustee of BARINGS US LOAN FUND BB 2019, a series trust of the Multi Manager Global Investment Trust, as a Lender
By:	Barings LLC as Investment Manager and Attorney-in-Fact

By:	/s/ Megan Pigueroa
Name: Megan Pigueroa
Title: Director

The foregoing is executed on behalf of the Barings US Loan Fund BB 2019,organized under a Supplemental Declaration of Trust dated as of May 28, 2019, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of the Trustee. The total liability of the Trustee shall be limited to the amount of the trust property.

Signature Page to Second Amendment

BARINGS CLO LTD. 2018-IV, as a Lender
By:	Barings LLC as Collateral Manager

By:	/s/ Megan Pigueroa
Name: Megan Pigueroa
Title: Director

BARINGS CLO LTD. 2018-III, as a Lender
By:	Barings LLC as Collateral Manager

By:	/s/ Megan Pigueroa
Name: Megan Pigueroa
Title: Director

BARINGS CLO LTD. 2018-I, as a Lender
By:	Barings LLC as Collateral Manager

By:	/s/ Megan Pigueroa
Name: Megan Pigueroa
Title: Director

BARINGS CLO LTD. 2016-II, as a Lender
By:	Barings LLC as Collateral Manager

By:	/s/ Megan Pigueroa
Name: Megan Pigueroa
Title: Director

BARINGS CLO LTD. 2015-II, as a Lender
By:	Barings LLC as Collateral Manager

By:	/s/ Megan Pigueroa
Name: Megan Pigueroa
Title: Director

BARINGS CLO LTD. 2019-II, as a Lender
By:	Barings LLC as Collateral Manager

By:	/s/ Megan Pigueroa
Name: Megan Pigueroa
Title: Director

BARINGS CLO LTD. 2019-I, as a Lender
By:	Barings LLC as Collateral Manager

By:	/s/ Megan Pigueroa
Name: Megan Pigueroa
Title: Director

BARINGS CLO LTD. 2018-II, as a Lender
By:	Barings LLC as Collateral Manager

By:	/s/ Megan Pigueroa
Name: Megan Pigueroa
Title: Director

BARINGS CLO LTD. 2016-I, as a Lender
By:	Barings LLC as Collateral Manager

By:	/s/ Megan Pigueroa
Name: Megan Pigueroa
Title: Director

BARINGS CLO LTD. 2015-I, as a Lender
By:	Barings LLC as Collateral Manager

By:	/s/ Megan Pigueroa
Name: Megan Pigueroa
Title: Director

Signature Page to Second Amendment

Battalion CLO IX Ltd.
as a Lender
By:	Brigade Capital Management, LP as Collateral Manager

By:	/s/ Daniel Garner
Name: Daniel Garner
Title: Bank Debt Operations Associate

Signature Page to Second Amendment

Battalion CLO VIII Ltd.
as a Lender
By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager

By:	/s/ Daniel Garner
Name: Daniel Garner
Title: Bank Debt Operations Associate

Signature Page to Second Amendment

Battalion CLO X Ltd.
as a Lender
By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager

By:	/s/ Daniel Garner
Name: Daniel Garner
Title: Bank Debt Operations Associate

Signature Page to Second Amendment

Battalion CLO XI Ltd.
as a Lender
By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager

By:	/s/ Daniel Garner
Name: Daniel Garner
Title: Bank Debt Operations Associate

Signature Page to Second Amendment

Battalion CLO XII Ltd.
as a Lender
By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager

By:	/s/ Daniel Garner
Name: Daniel Garner
Title: Bank Debt Operations Associate

Signature Page to Second Amendment

Battalion CLO XIV Ltd.
as a Lender
By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager

By:	/s/ Daniel Garner
Name: Daniel Garner
Title: Bank Debt Operations Associate

Signature Page to Second Amendment

Battalion CLO XV Ltd.
as a Lender
By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager

By:	/s/ Daniel Garner
Name: Daniel Garner
Title: Bank Debt Operations Associate

Signature Page to Second Amendment

Battalion CLO XVI Ltd.
as a Lender
By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager

By:	/s/ Daniel Garner
Name: Daniel Garner
Title: Bank Debt Operations Associate

Signature Page to Second Amendment

Blackrock Private Investments Fund
as a Lender
By: Blackrock Investment Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

Signature Page to Second Amendment

Carlyle Global Market Strategies CLO 2012-3, Ltd.
as a Lender

By:	/s/ Lauren Basmadjian
Name: Lauren Basmadjian
Title: Managing Director

Signature Page to Second Amendment

Carlyle Global Market Strategies CLO 2012-4, Ltd.
as a Lender

By:	/s/ Lauren Basmadjian
Name: Lauren Basmadjian
Title: Managing Director

Signature Page to Second Amendment

Carlyle Global Market Strategies CLO 2013-4, Ltd.
as a Lender

By:	/s/ Lauren Basmadjian
Name: Lauren Basmadjian
Title: Managing Director

Signature Page to Second Amendment

Carlyle Global Market Strategies CLO 2014-1, Ltd.
as a Lender

By:	/s/ Lauren Basmadjian
Name: Lauren Basmadjian
Title: Managing Director

Signature Page to Second Amendment

Carlyle Global Market Strategies CLO 2014-2-R, Ltd.
as a Lender

By:	/s/ Lauren Basmadjian
Name: Lauren Basmadjian
Title: Managing Director

Signature Page to Second Amendment

Carlyle Global Market Strategies CLO 2014-3-R, Ltd.
as a Lender

By:	/s/ Lauren Basmadjian
Name: Lauren Basmadjian
Title: Managing Director

Signature Page to Second Amendment

Carlyle Global Market Strategies CLO 2014-4-R, Ltd.
as a Lender

By:	/s/ Lauren Basmadjian
Name: Lauren Basmadjian
Title: Managing Director

Signature Page to Second Amendment

Carlyle Global Market Strategies CLO 2014-5, Ltd.
as a Lender

By:	/s/ Lauren Basmadjian
Name: Lauren Basmadjian
Title: Managing Director

Signature Page to Second Amendment

Carlyle Global Market Strategies CLO 2015-1, Ltd.
as a Lender

By:	/s/ Lauren Basmadjian
Name: Lauren Basmadjian
Title: Managing Director

Signature Page to Second Amendment

Carlyle Global Market Strategies CLO 2015-3, Ltd. as a Lender

By:	/s/ Lauren Basmadjian
Name: Lauren Basmadjian
Title: Managing Director

Signature Page to Second Amendment

Carlyle Global Market Strategies CLO 2015-4, Ltd. as a Lender

By:	/s/ Lauren Basmadjian
Name: Lauren Basmadjian Title: Managing Director

Signature Page to Second Amendment

Carlyle Global Market Strategies CLO 2015-5, Ltd. as a Lender

By:	/s/ Lauren Basmadjian
Name: Lauren Basmadjian Title: Managing Director

Signature Page to Second Amendment

Carlyle Global Market Strategies CLO 2016-1, Ltd. as a Lender

By:	/s/ Lauren Basmadjian
Name: Lauren Basmadjian Title: Managing Director

Signature Page to Second Amendment

Carlyle US CLO 2016-4, Ltd. as a Lender

By:	/s/ Lauren Basmadjian
Name: Lauren Basmadjian Title: Managing Director

Signature Page to Second Amendment

Carlyle US CLO 2017-2, Ltd. as a Lender

By:	/s/ Lauren Basmadjian
Name: Lauren Basmadjian Title: Managing Director

Signature Page to Second Amendment

CATHAY BANK, as a Lender

By:	/s/ Dean Kawai
Name: Dean Kawai Title: Senior Vice President

Signature Page to Second Amendment

Central Pacific Bank, as a Lender

By:	/s/ Ichiro Sekimitsu
Name: Ichiro Sekimitsu Title: Senior Vice President

Signature Page to Second Amendment

Citizens First Bank as a Lender

By:	/s/ Josh Biller
Name: Josh Biller Title: Senior Vice President

Signature Page to Second Amendment

Crédit Industriel et Commercial, New York Branch as a Lender

By:	/s/ Clifford Abramsky
Name: Clifford Abramsky Title: Managing Director

By:	/s/ Brian Moriarty
Name: Brian Moriarty Title: Vice President

Signature Page to Second Amendment

CVC CP USD Loan Trust 2019 as a Lender

By:	CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser Title: Senior Portfolio Manager

Signature Page to Second Amendment

Delaware Life Insurance Company as a Lender

By:	/s/ Rob Jacobi
Name: Rob Jacobi Title: Authorized Signatory

Signature Page to Second Amendment

DoubleLine Capital LP as Investment Advisor to: DoubleLine Low Duration Bond Fund as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel Title: Authorized Signatory

Signature Page to Second Amendment

DoubleLine Capital LP as Investment Advisor to: DoubleLine Shiller Enhanced CAPE as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel Title: Authorized Signatory

Signature Page to Second Amendment

EdgePoint Canadian Growth & Income Portfolio as a Lender

By:	/s/ Frank Mullen
Name: Frank Mullen Title: Portfolio Manager

Signature Page to Second Amendment

EdgePoint Global Growth & Income Portfolio as a Lender

By:	/s/ Frank Mullen
Name: Frank Mullen Title: Portfolio Manager

Signature Page to Second Amendment

First American Title Insurance Company as a Lender By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Andrew H. Levine
Name: Andrew H. Levine Title: Executive Vice President & Senior Counsel

Signature Page to Second Amendment

FIRST COMMONWEALTH BANK, as a Lender

By:	/s/ David Wright
Name: David Wright Title: Corporate Banking Associate, Officer

Signature Page to Second Amendment

GSO JUPITER LOAN TRUST as a Lender BY: GSO Capital Advisors LLC, As its Investment Advisor

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone Title: Authorized Signatory

Signature Page to Second Amendment

GSO Loan Trust 2010 as a Lender BY: GSO Capital Advisors LLC, As its Investment Advisor

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone Title: Authorized Signatory

Signature Page to Second Amendment

GSO Loan Trust 2011 as a Lender BY: GSO Capital Advisors LLC, As its Investment Advisor

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone Title: Authorized Signatory

Signature Page to Second Amendment

Innovation Trust 2011 as a Lender BY: Eaton Vance Management an Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof Title: Vice President

Signature Page to Second Amendment

JMP CREDIT ADVISORS CLO IV LTD. as a Lender BY: Medalist Partners Corporate Finance LLC, As Attorney-in-Fact

By:	/s/ Darren Newara
Name: Darren Newara Title: Director

Signature Page to Second Amendment

JMP CREDIT ADVISORS CLO V LTD. as a Lender BY: Medalist Partners Corporate Finance LLC, As Attorney-in-Fact

By:	/s/ Darren Newara
Name: Darren Newara Title: Director

Signature Page to Second Amendment

DoubleLine Capital LP as Sub-Advisor to: JNL/DoubleLine Shiller Enhanced CAPE Fund as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel Title: Authorized Signatory

Signature Page to Second Amendment

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION as a Lender

By:	/s/ Sean Chudzik
Name: Sean Chudzik Title: Authorized Signatory

Signature Page to Second Amendment

DoubleLine Capital LP as Investment Advisor to: KF Financial Investments, Ltd. as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel Title: Authorized Signatory

Signature Page to Second Amendment

DoubleLine Capital LP as Investment Advisor to: Koch Financial Assets V, LLC as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel Title: Authorized Signatory

Signature Page to Second Amendment

Limestone Bank, Inc., as a Lender

By:	/s/ Joseph C Seiler, EVP
Name: Joseph C Seiler, EVP Title: Executive Vice President

Signature Page to Second Amendment

MATTERHORN LOAN TRUST 2015 as a Lender By: Credit Suisse Asset Management, LLC as investment manager for BNY Mellon Trust Company (Cayman) Ltd., the trustee for Matterhorn Loan Trust 2015

By:	/s/ Thomas Flannery
Name: Thomas Flannery Title: Authorized Signatory

Signature Page to Second Amendment

Medici Trust 2019 as a Lender By: HPS Investment Partners, LLC its Investment Manager

By:	/s/ Jamie Donsky
Name: Jamie Donsky Title: Senior Vice President

Signature Page to Second Amendment

Morgan Stanley Institutional Fund Trust Senior Loan Portfolio as a Lender By: Morgan Stanley Investment Management Inc. as its Investment Advisor

By:	/s/ Anthony Farraye
Name: Anthony Farraye Title: Director

Signature Page to Second Amendment

Nationwide Mutual Insurance Company, as a Lender

By:	/s/ John C. Mercer
Name: John C. Mercer Title: Authorized Signatory

Signature Page to Second Amendment

Nationwide Life Insurance Company, as a Lender

By:	/s/ John C. Mercer
Name: John C. Mercer Title: Authorized Signatory

Signature Page to Second Amendment

NF Loan Trust 2016 as a Lender Neuberger Berman Investment Advisers LLC As Investment Manager

By:	/s/ Colin Donlan
Name: Colin Donlan Title: Authorized Signatory

Signature Page to Second Amendment

Octagon Loan Trust 2010 as a Lender BY: Octagon Credit Investors, LLC, as Investment Manager on behalf of The Bank of New York Trust Company (Cayman) Limited, as Trustee of Octagon Loan Trust 2010

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem Title: Vice President, Portfolio Administration

Signature Page to Second Amendment

Optum Bank, Inc. as a Lender BY: GSO Capital Advisors LLC as Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone Title: Authorized Signatory

Signature Page to Second Amendment

Pacific Life Insurance Company, (For IMDBKLNS Account) as a Lender By: Pacific Asset Management LLC, in its capacity as Investment Advisor

By:	/s/ Anar Majmudar
Name: Anar Majmudar Title: Authorized Signatory

By:	/s/ Norman Yang
Name: Norman Yang Title: Authorized Signatory

Signature Page to Second Amendment

DoubleLine Capital LP as Collateral Manager to: Parallel 2018-1 Ltd. as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel Title: Authorized Signatory

Signature Page to Second Amendment

DoubleLine Capital LP as Collateral Manager to: Parallel 2018-2 Ltd. as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel Title: Authorized Signatory

Signature Page to Second Amendment

PIMCO Cayman BB Loan Fund JPY Hedge 2018 - A Series Trust of Multi Manager Global Investment Trust as a Lender By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Andrew H. Levine
Name: Andrew H. Levine Title: Executive Vice President & Senior Counsel

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Raymond James, Bank, N.A., as a Lender

By:	/s/ Christopher Martin
Name: Christopher Martin Title: Vice President

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RiverSource Life Insurance Company as a Lender

By:	/s/ Jerry R. Howard
Name: Jerry R. Howard Title: Assistant Vice President

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State Bank of India (California), as a Lender

By:	/s/ Nisha Susan Mathew
Name: NISHA SUSAN MATHEW Title: VP (CREDIT)

Signature Page to Second Amendment

State Street Bank and Trust Company as a Lender

By:	/s/ Andrew Sanders
Name: Andrew Sanders Title: Vice President

Signature Page to Second Amendment

Stifel Bank & Trust, as a Lender

By:	/s/ Laura M. Roessler
Name: Laura M. Roessler Title: Vice President

Signature Page to Second Amendment

Stone Tower Loan Trust 2010 as a Lender BY: Apollo Fund Management LLC, As its Investment Manager

By:	/s/ Lacary Sharpe
Name: Lacary Sharpe Title: Vice President

Signature Page to Second Amendment

Stone Tower Loan Trust 2011 as a Lender BY: Apollo Fund Management LLC, As its Investment Manager

By:	/s/ Lacary Sharpe
Name: Lacary Sharpe Title: Vice President

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TICP CLO I-2, Ltd. as a Lender By: TICP CLO I Management, LLC Its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek Title: Vice President

Signature Page to Second Amendment

TICP CLO II-2, Ltd. as a Lender By: TICP CLO II Management, LLC Its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek Title: Vice President

Signature Page to Second Amendment

TICP CLO III-2, Ltd. as a Lender By: TICP CLO III Management, LLC Its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek Title: Vice President

Signature Page to Second Amendment

United HealthCare Insurance Company as a Lender BY: GSO Capital Advisors LLC as Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone Title: Authorized Signatory

Signature Page to Second Amendment

United HealthCare Insurance Company as a Lender BY: GSO Capital Advisors II LLC as Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone Title: Authorized Signatory

Signature Page to Second Amendment

Venture 31 CLO, Limited as a Lender By: its investment advisor MJX Venture Management III LLC

By:	/s/ Frederick Taylor
Name: Frederick Taylor Title: Managing Director

Signature Page to Second Amendment

Venture 32 CLO, Limited as a Lender By: its investment advisor MJX Asset Management LLC

By:	/s/ Frederick Taylor
Name: Frederick Taylor Title: Managing Director

Signature Page to Second Amendment

Venture 33 CLO, Limited as a Lender By: its investment advisor MJX Asset Management III LLC

By:	/s/ Frederick Taylor
Name: Frederick Taylor Title: Managing Director

Signature Page to Second Amendment

Venture XX CLO, Limited as a Lender By: its investment advisor MJX Venture Management LLC

By:	/s/ Frederick Taylor
Name: Frederick Taylor Title: Managing Director

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Venture XXVII CLO, Limited as a Lender By: its investment advisor MJX Venture Management II LLC

By:	/s/ Frederick Taylor
Name: Frederick Taylor Title: Managing Director

Signature Page to Second Amendment

Venture XXX CLO, Limited as a Lender By: its investment advisor MJX Venture Management II LLC

By:	/s/ Frederick Taylor
Name: Frederick Taylor Title: Managing Director

Signature Page to Second Amendment

Waukesha State Bank as a Lender

By:	/s/ Tina Neis
Name: Tina Neis Title: Vice President

 Signature Page to Second Amendment

Wind River 2016-2 CLO Ltd. as a Lender By First Eagle Alternative Credit, LLC, its Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows Title: Managing Director/Co-Head

Signature Page to Second Amendment

Wind River 2017-1 CLO Ltd. as a Lender By First Eagle Alternative Credit, LLC, its Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows Title: Managing Director/Co-Head

Signature Page to Second Amendment

Wind River 2019-3 CLO Ltd. as a Lender By First Eagle Alternative Credit, LLC, its Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows Title: Managing Director/Co-Head

Signature Page to Second Amendment

ZURICH AMERICAN LIFE INSURANCE COMPANY as a Lender By: BlackRock Financial Management Inc., its Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi Title: Authorized Signatory

Signature Page to Second Amendment